American Growth Fund Series One (the "Fund") is managed using a growth style of investing.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at 800-525-2406, optin@americangrowthfund.com, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 800-525-2406, optout@americangrowthfund.com, or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to all American Growth Fund, Inc. funds held directly or to all funds held through your financial intermediary, as applicable.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Series One Summary Prospectus page 1

Risk/Return Summary
Investment Objectives/Goals
The Fund´s primary objective is growth of capital.

Fee Table
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the American Growth Fund. More information about these and other discounts is available from your financial professional and in How to Reduce your Sales Charge, page 15 of the Fund´s prospectus and under Distribution of Shares, page 12 of the Fund´s Statement of Additional Information (“SAI”).

	Class A	Class B	Class C	Class D
SHAREHOLDER FEES: (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	5.75%
Maximum deferred sales charge (load) as a percentage of original purchase price or redemption proceeds, whichever is lower	None(a)	5% (b)	1% (c)	None(a)
Maximum sales charge (load) imposed on reinvested dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment) ended July 31, 2020:

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) fees	0.30%	1.00%	1.00%	None
Other Expenses	3.78%	6.68%	3.98%	3.68%
Acquired Fund fees and expenses	0.01%	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses (d)	5.09%	8.69%	5.98%	4.68%

(a) Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. See Class A and D Sales Charges on page 12.
(b) Contingent Deferred Sales Charge for the 1st 2 years is 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%.
(c) In the first year after purchase.

(d) The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets in the Financial Highlights Table below, which do not include acquired fund fees and expenses.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund´s operating expenses remain the same. Seven years after the date of purchase, Class B & C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$1,055	$2,012	$2,968	$5,351
Class B	$1,353	$2,866	$4,262	$6,521
Class C	$ 695	$1,768	$2,918	$5,468
Class D	$1,017	$1,905	$2,798	$5,057

You would pay the following expenses if you did not redeem your shares:

Series One Summary Prospectus page 2

	1 Year	3 Years	5 Years	10 Years
Class A	$1,055	$2,012	$2,968	$5,351
Class B	$ 853	$2,466	$3,962	$6,521
Class C	$ 595	$1,768	$2,918	$5,468
Class D	$1,017	$1,905	$2,798	$5,057

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund´s performance. During the most recent fiscal year, the Fund´s portfolio turnover rate was 0% of the average market value of its portfolio.

Principal Investment Strategy
Investment Research Corporation (the "Adviser") manages the Fund using a growth style of investing. We use a consistent approach to build the Fund´s security portfolio which is made up primarily of common stocks and securities convertible into common stock. These securities are issued by large companies, and to a lesser extent, small and mid-sized companies. When a company´s fundamentals are strong, we believe earnings growth will follow. The Fund may invest in securities of other investment companies, including exchange-traded funds, to obtain desired exposures.

Principal risks of investing in the Fund
The primary risks of investing in the Fund are:
● Stock Market Risk - the value of an investment may fluctuate.
● Industry and security risk - the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.
● Management Risk - risks that the Adviser´s assessment of a company´s growth prospects may not be accurate.
● Interest Rate Risk – as rates rise, the price of a fixed rate bond will fall.
● Credit Risk – a bond’s issuer may be unable to make timely payments of interest and capital.
● Foreign Investment Risk – adverse effects from political instability, currency exchange rates, economic conditions or regulatory and accounting standards.
● Liquidity Risk - a given security or asset may not be readily marketable.
● Small Cap Risk - small cap stocks tend to have a high exposure to market fluctuations and failure.
● Mid Cap Risk - mid cap stocks tend to have a greater exposure to market fluctuations and failure.
● Equity Risk – stock and equity fluctuates in response to a company’s financial condition.
● Repurchase Agreement Risk – a seller may default or a security declines in value.
● Depository Receipts Risk – generally these are subject to the same risks as Foreign Investment Risks.
● Convertible Securities have the risk of loss of principal at maturity.
● Large Cap Company Risk – slower response to competitors, technology and consumer tastes and slower growth rates during periods of economic expansion.
● Investments in Other Investment Companies Risk - the Fund’s investments in other investment companies will be subject to the risks of the other investment companies’ portfolio securities and the Fund will bear indirectly the fees and expenses of the other investment companies in which it invests.
● Exchange-Traded Funds (“ETFs”) Risk - The Fund is subject to the risks associated with the securities or other investments in which the ETFs invest. The Fund’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Fund’s direct fees and expenses. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective.
● Technology Securities Risk - Certain technology related companies may face special risks that their products or services may not prove to be commercially successful.
● Market Risk - the value of an investment may fluctuate. Overall market risks may affect the value of the Fund. Securities in the Fund’s portfolio may underperform due to a variety of factors.
● Recent Market Conditions - An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this Prospectus, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors.  The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession, which may have a material adverse effect on the performance and financial condition of the securities in which the Fund invests, and on the overall performance of the Fund.
● Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments.
Loss of some or all of the money you invest is a risk of investing in the Fund.

Risk/Return Bar Chart and Table
The bar chart and table are intended to provide you with an indication of the risks of investing in the Fund by showing changes in performance from year to year and by showing how the Fund´s average annual returns for Class D shares for 1, 5 and 10 years compare to those of the Standard and Poor’s 500 Index total return. Past performance, before and after taxes, is not predictive of future performance. Sales load and account fees are not reflected in the bar chart. If the sales load and account fees were included, the returns would be less than those that are shown. Updated performance information for the Fund is available at the Fund´s web site (www.americangrowthfund.com) or toll-free telephone number (800) 525-2406.

Series One Summary Prospectus page 3

Highest quarterly return: 16.37% for quarter ended March 2019. Lowest quarterly return: -21.45% for quarter ended September 2011. Year to date performance for the period ended 09/30/20 was 4.82%.

Series One Summary Prospectus page 4

Average annual total returns for the periods ended December 31, 2019	One Year	Five Years	Ten Years

Class A Return before taxes*	36.09%	8.52%	8.99%
Class B Return before taxes*	29.58%	6.80%	7.71%**
Class C Return before taxes*	34.67%	7.64%	8.19%**
Class D Return before taxes*	36.73%	8.86%	9.32%
Class D Return after taxes on Distributions	36.73%	8.86%	9.32%
Class D Return after taxes on Distributions and Sale of Fund Shares	27.16%	6.87%	7.66%
Standard and Poor’s 500 Index (reflects no deduction for fees expenses, or taxes)	31.49%	11.70%	13.56%

* Assumes redemption at end of time period.
** After seven years Class B & C Shares convert to Class A Shares. The ten year return for Class B & C shares reflects the first seven year returns for Class B & C shares and the remaining 3 years as Class A.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;
Actual after-tax returns depend on an investor´s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts;
After-tax returns are shown for only Class D and after-tax returns for other Classes will vary.

The Investment Adviser
The investment adviser is Investment Research Corporation.

Portfolio Manager
The Fund is managed by an Investment Advisory Committee made up of Timothy Taggart, the Advisor’s President, and Robert Fleck, an employee of the Adviser, who have both acted in this capacity since April 2011.

Purchase and Sale of Fund Shares
When purchasing Fund shares there is no minimum initial or subsequent amount required. You can purchase and sell your shares on any business day through your financial adviser, by mail by writing to: American Growth Fund, 1636 Logan Street, Denver, CO 80203, by wire if the purchase or sale is over $1,000, or by calling 800-525-2406 if the purchase or sale is $5,000 or less.

Tax Consequences
Distributions from the Fund´s long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income.

Series One Summary Prospectus page 5

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary´s Web site for more information.

Series One Summary Prospectus page 6